                     TABLE OF CONTENTS

Letter to Shareholders......................................................   1
Performance Results.........................................................   3
Performance Perspective.....................................................   4
Portfolio Management Review.................................................   5
Portfolio of Investments....................................................   7
Statement of Assets and Liabilities.........................................  13
Statement of Operations.....................................................  14
Statement of Changes in Net Assets..........................................  15
Financial Highlights........................................................  16
Notes to Financial Statements...............................................  19
Report of Independent Accountants...........................................  24

HYI ANR 10/95

                             LETTER TO SHAREHOLDERS



               [PHOTO OF DENNIS J. MCDONNELL AND DON G. POWELL]

October 3, 1995

Dear Shareholder:
  The first eight months of 1995 have been very positive for most investors. Both the fixed-income and stock markets have made considerable gains for the period ended August 31, 1995.
  This year serves as a reminder of just how quickly markets can move and how difficult it can be to predict the timing of those movements. Moreover, this year reinforces the importance of maintaining a long-term perspective and reaf-firms the principle that it is time--not timing--that leads to investment suc-cess.

ECONOMIC OVERVIEW
  Due in large part to the Federal Reserve Board's efforts to tighten monetary supply in 1994, the economy has slowed significantly this year. Evidence of this guided slowdown was reflected in gross domestic product for the second quarter, which grew at an annual rate of 1.3 percent, substantially lower than its first quarter rate of 2.7 percent and fourth quarter 1994 rate of 5.1 per-cent. While other key economic data, including unemployment rates and housing starts, have shown mixed signs during recent months, the general economic trends for the year continue to support a "soft landing" scenario.
  Comfortable with the economy's rate of growth and level of inflation, the Fed reversed its trend of raising interest rates and lowered short-term rates by
0.25 percent on July 6. Financial markets, perceiving that the Fed's monetary initiatives had taken hold without driving the economy into a recession, ral-lied through much of the year. With slowing growth, interest rates declined and the value of many fixed-income investments rose (bond yields and prices move in the opposite direction). For example, the yield on 30-year Treasury securities fell from 7.88 percent at the end of December to 6.66 percent at the end of Au-gust, while its price rose more than 14 percent.
  In a low inflation, low interest rate environment, corporate earnings have remained quite strong during 1995, helping to push stocks to new highs. The strongest performance has been in the technology sector of the market and in stocks of large companies. As the U.S. dollar plunged against several interna-tional currencies earlier in the year, U.S. companies that had diversified globally were able to capture additional earnings, while technology stocks ben-efited from the continued booming growth in computers and telecommunications throughout the world.

ECONOMIC OUTLOOK
  We believe the Fed will move cautiously before it continues to lower short-term rates, waiting for further signs that the economy has settled into a slow growth pattern. We anticipate the economy will grow at an annual rate of be-tween 2 and 3 percent in the second half of
                                                         (Continued on page two)
the year and that inflation will run at an annualized rate of between 3.1 and
3.3 percent. Based upon a generally modest growth and low inflation outlook, we believe fixed-income markets will continue to make positive gains. We look for stocks to perform well, particularly those of smaller companies, which tend to be less cyclical than larger companies. In the near term, we believe domestic markets will benefit from a strengthening U.S. dollar and increased business activity driven in part by a number of recently announced strategic reorganizations of some of the nation's blue chip industry leaders.
  This positive outlook is reflected in the public's sentiment toward invest-ing. According to the Van Kampen American Capital Index of Investor Intentions for September, a total of 61.1 percent of those individuals surveyed, who de-scribed themselves as "knowledgeable" investors, said the next 60-90 days would be a "good" time to invest. The index, computed from an independently conducted survey, measures the investment climate (the public's confidence) by asking 1,000 individuals about what they intend to do with their money over the next 60-90 days. "Knowledgeable" investors are those respondents who rate their investment knowledge at five or higher on a seven-point scale and who own stocks, bonds, or mutual funds. The September index among self-described "knowledgeable" investors reflected a 27 percent increase from the previous month, and a 17-month high.
  On the following pages, you can read about your Fund's performance for the period, as well as portfolio management's outlook for the Fund in the coming months. We hope that you will find the information contained in the question-and-answer section helpful.

CORPORATE NEWS
  The merger of Van Kampen Merritt and American Capital investment management companies continues to provide opportunities for our newly created company to increase operating efficiencies and build upon the strengths of each company. On September 21, shareholders approved the combination of six pairs of funds having essentially the same investment objectives and policies. By combining similar funds, we intend to achieve economies of scale and eliminate many of the costs associated with operating each of the funds separately. More impor-tantly, the combination of these funds enhances our primary goal: creating and preserving wealth for investors over time.
  Thank you for your continued confidence in your investment with Van Kampen American Capital and for the privilege of working with you in seeking to reach your financial goals.

Sincerely,

/s/ Don G. Powell                /s/ Dennis J. McDonnell
Don G. Powell                    Dennis J. McDonnell
Chairman                         President
Van Kampen American Capital      Van Kampen American Capital
Asset Management, Inc.           Asset Management, Inc.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED AUGUST 31, 1995


          VAN KAMPEN AMERICAN CAPITAL HIGH INCOME CORPORATE BOND FUND

                                                      A SHARES B SHARES C SHARES

 TOTAL RETURNS
 One-year total return based on NAV/1/...............   10.48%    9.41%    9.63%
 One-year total return/2/............................    5.16%    5.41%    8.63%
 Five-year average annual total return/2/............   12.50%      N/A      N/A
 Ten-year average annual total return/2/.............    7.22%      N/A      N/A
 Life-of-Fund average annual total return/2/.........    8.92%    8.28%    5.64%
 Commencement Date................................... 10/02/78 07/02/92 07/06/93

 DISTRIBUTION RATE AND YIELD
 Distribution Rate/3/................................    8.82%    8.47%    8.50%
 SEC Yield/4/........................................    9.38%    8.97%    9.01%

N/A = Not Applicable

/1/Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares; 1% for C shares).

/2/Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

/3/Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

/4/SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending as shown above.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE


  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular inter-vals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

  . Reflect the impact of favorable market trends or difficult market con-ditions

  . Help you evaluate the extent to which your fund's management team has responded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your fund's performance to that of the Salomon Brothers Long-Term High-Yield Index and the Lipper High Current Yield Bond Index over time. These indices are unmanaged statistical composites, and do not reflect any commis-sions or fees which would be incurred by an investor purchasing the securities they represent. Similarly, their performance does not reflect any sales charges or other costs which would be applicable to an actively managed port-folio, such as that of the Fund.

 GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
 Van Kampen American Capital High Income Corporate Bond Fund vs. Salomon Brothers Long-Term High-Yield Index and the Lipper High Current Yield Bond Index(August 1985 through August 1995)

                           [LINE GRAPH APPEARS HERE]

 Fund's Total Return
 1 Year Avg. Annual = 5.16%
 5 Year Avg. Annual = 12.50%
 10 Year Avg. Annual = 7.22%
 Inception Avg. Annual = 8.92%

                             VKAC High        Salomon Bros.     Lipper High
                         Income Corporate       Long-Term      Current Yield
                             Bond Fund      High-Yield Index*   Bond Index
                         ----------------   -----------------  -------------
Aug. 1985...............       9,524            10,000.00          10,000
Dec. 1985...............      10,178            10,664.00          10,648
Dec. 1986...............      10,840            13,205.23          12,052
Dec. 1987...............      11,188            13,810.03          12,284
Dec. 1988...............      12,665            16,034.83          13,949
Dec. 1989...............      11,140            15,858.44          13,560
Dec. 1990...............       9,382            14,496.20          12,056
Dec. 1991...............      13,256            20,974.56          16,902
Dec. 1992...............      15,565            24,997.48          20,008
Dec. 1993...............      18,542            29,984.47          23,976
Dec. 1994...............      17,871            28,851.06          23,094
Aug. 1985...............      20,071            34,728.02          26,032

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions for the period ended August 31, 1995, and includes payment of the maximum sales charge (4.75% for A shares). While past performance is not indicative of future performance, the above in-formation provides a broader vantage point from which to evaluate the discus-sion of the Fund's performance found in the following pages.
*The Salomon Brothers Long-Term High-Yield Index includes cash-pay and de-ferred-interest bonds with a maturity of ten years or greater and was ini-tially selected as a broad-based benchmark for the Fund's performance; additionally, the Lipper High Current Yield Bond Index was selected to repre-sent a more narrow-based comparison for the Fund.

                          PORTFOLIO MANAGEMENT REVIEW


          VAN KAMPEN AMERICAN CAPITAL HIGH INCOME CORPORATE BOND FUND
The following is an interview with the management team of the Van Kampen American Capital High Income Corporate Bond Fund. The team is lead by Ellis S. Bigelow, portfolio manager, and Robert C. Peck, Jr., executive vice president for fixed-income investments.

     HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND HAS
 Q   OPERATED DURING THE PAST FISCAL YEAR (THE TWELVE MONTHS ENDED AUGUST 31,
     1995)?
 A As we entered the fiscal period, the Federal Reserve Board was still ac-tively raising short-term interest rates in order to avert inflation.
This tightening continued through January 1995. Because bond prices and yields move in opposite directions, as interest rates increased, the price on most fixed-income securities declined, creating a downward trend in the fixed-in-come market during 1994.
  However, those who remained fully invested have been rewarded thus far in 1995. As evidence mounted that the economy was slowing and inflation remained under control, we began to see the market shift in a positive direction. In fact, the Fed stopped "tightening" last winter and began "easing" in July, re-ducing short-term interest rates for the first time in over 17 months. This helped to boost investor optimism and the market rallied significantly through the first half of 1995.
  During the period, high yield securities were directly influenced by the Fed's actions. For example, as the Fed tightened, high yield securities gener-ally declined in value. In fact, through August 1994, the year-to-date total return of the High Current Yield Index, as tracked by Lipper Analytical Serv-ices, Inc., was a negative 2.52 percent. Conversely, as the market rallied and the Fed reversed direction, the Index year-to-date total return (through Au-gust 1995) was 11.93 percent. So, while 1994 proved to be a very difficult year, 1995 has turned out to be a more favorable investment environment.

 Q   HOW HAS THE PORTFOLIO CHANGED OVER THE PERIOD?
 A During the fiscal period, we upgraded portfolio quality in anticipation of a slowing economy. For example, in August 1994, 11 percent of the portfolio was rated BB or higher. By August 1995, this number almost doubled to roughly 21 percent. We felt increasing the portfolio's holdings in higher rated bonds--which generally have less credit risk--would better position the Fund in the event of an economic slowdown.
  The Fund's ten largest holdings have also changed, generally due to refi-nancing. Some bonds were called away (redeemed by the issuer) and this gave us the chance to add new issues and to further diversify. We added companies, such as Maxus Energy Corp., FieldCrest Cannon, Inc. and SD Warren Co., all of which have proven to be favorable investments.
  Maxus Energy was acquired by YPF Sociedad Anonima, a large Argentinean oil producer. Although these bonds initially decreased in value, it proved to be an opportunity to increase our holdings at a reduced price. Since then, these bonds have rebounded and appreciated in value. Our position in FieldCrest Can-non gave the Fund exposure to a high quality textile producer, whose products you may likely be using on a daily basis. S.D. Warren, the largest producer of coated paper in the U.S., was purchased as a new issue in December 1994 and has since appreciated, trading above its par value.


                           [PIE CHART APPEARS HERE]

    HOLDINGS BY SECTOR AS A PERCENTAGE OF NET ASSETS AS OF AUGUST 31, 1995

Consumer Distribution...........................................   9%
Technology......................................................   6%
Energy..........................................................  10%
Health Care.....................................................   5%
Raw Materials/Processing Industries.............................  18%
Consumer Durables...............................................   3%
Transportation..................................................   3%
Consumer Services...............................................  11%
Consumer Non-Durables...........................................   6%
Producer Manufacturing..........................................   9%
Finance.........................................................   6%
Other...........................................................  14%


 Q   HOW WELL HAS THE FUND PERFORMED?
 A The Fund's monthly dividend, Class A shares, was increased in August 1995, from 4.75 cents to 4.90 cents per share, which was payable September 15,
1995. In other words, the Fund's distribution rate was increased from 8.82 per-cent (August 31, 1995) to 9.05 percent (September 29, 1995). Through August, the Fund's (Class A shares) year-to-date total return, based on net asset val-ue, was 12.31 percent/1/. The Fund's (Class A shares at NAV) total return for the twelve months ended August 31, was 10.48 percent/1/. The lower twelve month result reflects the market's difficulties in the fourth quarter of last year. (Please refer to the chart on page three for additional Fund performance.)

 Q   HOW HAVE COMPARATIVE INDICES PERFORMED?
 A The average total return for all funds in the Lipper High Current Yield category was 10.53 percent for the one year period ended August 31, 1995.
The Lehman Brothers High Yield Index and the Salomon Brothers Long-Term High-Yield Index achieved a one-year total return of 13.85 percent and 19.56 per-cent, respectively. These are broad-based indices which reflect the performance of the high yield corporate bond market. They are unmanaged indices and do not reflect any commissions or fees that would be paid by an investor purchasing the securities they represent.

 Q   WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?
 A Overall, we anticipate that the economy will grow at an annualized rate of between 2 and 3 percent. Inflation seems to be under control, running at an annualized rate of approximately 3.5 percent, a pace that we expect to con-tinue for the near term. For fixed- income securities, the environment appears generally favorable for the remainder of 1995.
  As long as inflation remains under control and the economy doesn't slip into a recession, high yield bonds should do well. However, by upgrading the portfo-lio's credit quality we have given the Fund a somewhat more defensive position in the event of a renewed slowdown.

/s/ Robert C. Peck, Jr.          /s/ Ellis S. Bigelow
Robert C. Peck, Jr.              Ellis S. Bigelow
Executive Vice President         Portfolio Manager
Fixed Income Investments

                            PORTFOLIO OF INVESTMENTS

                                August 31, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                               Coupon Maturity Market Value
-------------------------------------------------------------------------------
         CORPORATE OBLIGATIONS 88.3%
         CONSUMER DISTRIBUTION 9.3%
 $#3,000 Alliance Enterprise, Private
         Placement, purchased 07/18/95 &
         08/14/95..............................   11.250% 07/15/05 $  2,985,000
   3,800 Big 5 Holdings........................   13.625  09/15/02    3,648,000
   2,800 Big V Supermarkets, Inc., Series B....   11.000  02/15/04    2,268,000
   4,810 Brylane Capital.......................   10.000  09/01/03    4,425,200
   4,750 CompUSA, Inc..........................    9.500  06/15/00    4,613,437
   2,250 Dairy Mart Convenience Stores, Inc....   10.250  03/15/04    1,895,625
   3,536 FF Holdings Corp., Payment-in-Kind....   14.250  10/01/02    1,768,174
   4,750 Finlay Enterprises, Inc., Step Bonds,
         to 12% at 5/01/98.....................    0.000  05/01/05    3,230,000
   2,500 Finlay Fine Jewelry Corp..............   10.625  05/01/03    2,450,000
   5,000 Fleming Companies, Inc., Floating Rate
         Note, coupon rate as of 08/31/95......    8.563  12/15/01    4,900,000
   3,500 Pathmark Stores, Inc., Step Bonds, to
         10.75% at 11/01/99....................    0.000  11/01/03    2,301,250
   3,000 Pathmark Stores, Inc..................   11.625  06/15/02    3,165,000
   5,355 Ralph's Grocery.......................   13.750  06/15/05    5,716,463
   1,250 Smitty's Supervalue...................   12.750  06/15/04    1,221,875
   2,000 Specialty Retailers, Inc..............   10.000  08/15/00    1,920,000
   1,750 Specialty Retailers, Inc..............   11.000  08/15/03    1,645,000
                                                                   ------------
                                                                     48,153,024
                                                                   ------------
         CONSUMER DURABLES 2.5%
   3,000 Aftermarket Tech Corp.................   12.000  08/01/04    3,180,000
   1,500 MDC Holdings, Inc.....................   11.125  12/15/03    1,357,500
   1,995 Oriole Homes Corp.....................   12.500  01/15/03    1,715,700
  #2,500 Selmer Co., Private Placement,
         purchased 5/18/95.....................   11.000  05/15/05    2,425,000
  +  800 UDC Homes, Inc........................   11.750  04/30/03      656,000
   4,000 Venture Holdings, Inc.................    9.750  04/01/04    3,420,000
                                                                   ------------
                                                                     12,754,200
                                                                   ------------
         CONSUMER NON-DURABLES 6.4%
   5,400 Consoltex Group, Inc..................   11.000  10/01/03    5,022,000
   2,500 Curtice-Burns Foods...................   12.250  02/01/05    2,668,750
   4,870 Dan River, Inc........................   10.125  12/15/03    4,845,650
   3,125 Dr Pepper Bottle Holdings, Step Bonds,
         to 11.625% at 02/15/98................    0.000  02/15/03    2,375,000
   6,000 Fieldcrest Cannon, Inc................   11.250  06/15/04    6,240,000
   4,000 Health O Meter, Inc...................   13.000  08/15/02    3,680,000
   1,000 Herff Jones, Inc......................   11.000  08/15/05    1,017,500
   1,000 Lomas Mtge., USA......................   10.250  10/01/02      720,000
   5,277 Synthetic Industries, Inc.............   12.750  12/01/02    5,171,460
   1,500 Westpoint Stevens.....................    9.375  12/15/05    1,447,500
                                                                   ------------
                                                                     33,187,860
                                                                   ------------

                                               See Notes to Financial Statements

                                August 31, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                               Coupon Maturity Market Value
-------------------------------------------------------------------------------
         CONSUMER SERVICES 11.4%
 $ 1,250 Act III Broadcasting..................    9.625% 12/15/03 $  1,264,062
   1,500 Act III Theatres, Inc.................   11.875  02/01/03    1,586,250
   3,200 AMC Entertainment, Inc................   12.625  08/01/02    3,560,000
   3,500 Australis Media Ltd., Step Bonds, to
         14.00% at 5/15/00.....................    0.000  05/15/03    2,012,500
   4,565 Bally's Grand, Inc....................   10.375  12/15/03    4,462,287
   4,000 Bell Cablemedia, Step Bonds, to 11.95%
         at 7/16/99............................    0.000  07/15/04    2,585,000
   3,420 Cablevision Industries Co.............    9.250  04/01/08    3,569,625
   4,000 California Hotel Finance Corp.........   11.000  12/01/02    4,120,000
   1,850 Carrols Corp..........................   11.500  08/15/03    1,822,250
   3,600 Continental Cablevision, Inc..........   11.000  06/01/07    3,969,000
   2,300 El Commandante Capital Corp., 1st
         Mtge..................................   11.750  12/15/03    2,139,000
   2,350 Granite Broadcasting Corp.............   12.750  09/01/02    2,596,750
   3,300 Griffin Gaming & Entertainment, Inc.,
         Variable Rate Note, coupon rate as of
         8/31/95...............................    8.129  06/30/00    2,836,739
   1,250 Louisiana Casino......................   11.500  12/01/98    1,200,000
   3,000 News America Holdings, Inc............   10.125  10/15/12    3,465,900
   3,125 Outlet Broadcasting, Inc..............   10.875  07/15/03    3,468,750
   3,000 Petro PSC Properties..................   12.500  06/01/02    3,015,000
   3,100 Resorts International, Inc............   11.000  09/15/03    2,828,750
   2,000 SFX Broadcasting, Inc.................   11.375  10/01/00    2,100,000
   1,750 Sinclair Broadcasting Service.........   10.000  09/30/05    1,760,940
   3,500 Spanish Broadcasting Systems..........    7.500  06/15/02    3,421,250
   1,150 Videotron Groupe, Ltd.................   10.625  02/15/05    1,204,625
                                                                   ------------
                                                                     58,988,678
                                                                   ------------
         ENERGY 9.8%
   5,250 Clark (R&M) Holdings, Inc.............        ** 02/15/00    3,294,375
   4,250 Falcon Drilling Co., Inc..............    9.750  01/15/01    4,196,875
   3,000 Forest Oil Corp.......................   11.250  09/01/03    2,805,000
   5,000 Giant Industries, Inc.................    9.750  11/15/03    4,925,000
   3,500 Global Marine, Inc....................   12.750  12/15/99    3,841,250
   4,995 HS Resources, Inc.....................    9.875  12/01/03    4,807,688
   2,000 Maxus Energy Corp.....................    9.875  10/15/02    1,950,000
   4,730 Maxus Energy Corp.....................   11.500  11/15/15    4,765,475
   3,792 Mesa Capital Corp.....................   12.750  06/30/98    3,488,640
   4,000 Petroleum Heat & Power, Inc...........   12.250  02/01/05    4,240,000
   4,000 Transportadora De Gas, SA.............    7.750  12/23/98    3,500,000
   1,000 Tuboscope Vetco International, Inc....   10.750  04/15/03    1,012,500
   4,825 Wainoco Oil Corp......................   12.000  08/01/02    4,837,063
   3,000 Wilrig................................   11.250  03/15/04    3,195,000
                                                                   ------------
                                                                     50,858,866
                                                                   ------------

                                               See Notes to Financial Statements

                                August 31, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                               Coupon Maturity Market Value
-------------------------------------------------------------------------------
         FINANCE 5.9%
 $ 4,130 American Annuity Group, Inc...........   11.125% 02/01/03 $  4,336,500
   3,000 American Life Holding Co..............   11.250  09/15/04    3,150,000
   4,750 Americo Life, Inc.....................    9.250  06/01/05    4,393,750
   4,745 Blue Bell Funding, Inc................   11.850  05/01/99    4,982,250
   3,000 GPA Delaware/Holland..................    8.500  03/03/97    2,861,250
   2,750 GPA Delaware/Holland..................    9.750  06/10/96    2,736,250
   2,000 ICH...................................   11.250  12/01/96    1,440,000
   4,555 Phoenix Re Corp.......................    9.750  08/15/03    4,782,750
   2,000 Reliance Group Holdings...............    9.750  11/15/03    1,940,000
                                                                   ------------
                                                                     30,622,750
                                                                   ------------
         HEALTH CARE 5.1%
   2,103 AmeriSource Distribution Corp.,
         Payment-in-Kind.......................   11.250  07/15/05    2,260,426
   4,000 Charter Medical Corp., Series A.......   11.250  04/15/04    4,280,000
   1,750 Community Health Systems..............   10.250  11/30/03    1,837,500
   3,600 Hillhaven Corp........................   10.125  09/01/01    3,906,000
   2,000 OrNda HealthCorp......................   12.250  05/15/02    2,200,000
   4,000 Paracelsus Healthcare Corp............    9.875  10/15/03    4,040,000
   2,000 Quorum Health Group...................   11.875  12/15/02    2,205,000
   3,800 Tenet Healthcare......................   10.125  03/01/05    3,999,500
   1,000 Total Renal Care, Step Bonds, to 12%
         at 08/15/97...........................    0.000  08/15/04      920,000
   1,000 Wright Medical Technology, Inc........   10.750  07/01/00    1,005,000
                                                                   ------------
                                                                     26,653,426
                                                                   ------------
         PRODUCER MANUFACTURING 9.1%
     750 American Standard, Inc................   10.875  05/15/99      811,875
  #1,500 Day International Group, Private
         Placement, purchased 05/26/95.........   11.125  06/01/05    1,560,000
   2,000 EnviroSource, Inc.....................    9.750  06/15/03    1,817,500
   3,348 Fairchild Corp........................   13.000  03/01/07    2,644,920
      55 Fairchild Corp........................   13.125  03/15/06       43,450
   3,450 GS Technologies Operations, Inc.......   12.000  09/01/04    3,381,000
   4,150 ICF Kaiser International, each unit
         consists of a $1,000 face amount note
         and 5 warrants (expiring 12/31/98)....   12.000  12/31/03    3,869,875
   4,500 IMO Industries, Inc...................   12.000  11/01/01    4,612,500
     910 IMO Industries, Inc...................   12.250  08/15/97      915,688
   3,000 Johnstown American Industries.........   11.750  08/15/05    3,000,000
   4,150 Jordan Industries, Inc., Step Bonds,
         to 11.75% at 08/01/98.................    0.000  08/01/05    2,510,750
   3,250 MVE, Inc., each unit consists of a
         $1,000 face amount note and one
         warrant (expiring 02/15/02)...........   12.500  02/15/02    3,445,000
   4,962 Robertson Ceco Corp., Payment-in-Kind.   12.000  11/30/99    3,746,359
   3,500 Russel Metals, Inc....................   10.250  06/15/00    3,351,250
   1,750 Schuller International Group..........   10.875  12/15/04    1,920,625

                                               See Notes to Financial Statements

                                August 31, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                               Coupon Maturity Market Value
-------------------------------------------------------------------------------
 $ 2,000 Spreckles Industries, Inc.............   11.500% 09/01/00 $  1,925,000
   3,284 Thermadyne Holdings Corp..............   10.250  05/01/02    3,284,000
   1,572 Thermadyne Holdings Corp..............   10.750  11/01/03    1,572,300
   2,422 USG Corp..............................   10.250  12/15/02    2,446,220
                                                                   ------------
                                                                     46,858,312
                                                                   ------------
         RAW MATERIALS/PROCESSING
         INDUSTRIES 18.3%
   4,250 Associated Materials, Inc.............   11.500  08/15/03    3,655,000
   4,350 Buckeye Cellulose Corp................   10.250  05/15/01    4,306,500
   3,000 Carbide/Graphite Group, Inc...........   11.500  09/01/03    3,180,000
   2,250 Crown Paper Co........................   11.000  09/01/05    2,233,125
   3,500 Crown Packaging, Series B.............   10.750  11/01/00    3,377,500
   3,750 Gaylord Container Corp., Step Bonds,
         to 12.75% at 05/15/96.................    0.000  05/15/05    3,735,938
   4,650 Harris Chemical North America, Inc.,
         Step Bonds, to 10.25% at 01/15/96.....    0.000  07/15/01    4,126,875
   4,850 IMC Fertilizer Group, Inc.............    9.450  12/15/11    4,874,250
   5,500 Indah Kiat International Finance......   11.875  06/15/02    5,637,496
   4,000 INDSPEC Chemical Corp., Step Bonds, to
         11.50% at 12/01/98....................    0.000  12/01/03    2,610,000
   4,665 Klabin Fabricadora, SA................   12.125  12/28/02    4,688,325
   4,750 Mail-Well Envelope Corp...............   10.500  02/15/04    4,560,000
   4,000 NL Industries, Inc., Step Bonds, to
         13.00% at 10/15/98....................    0.000  10/15/05    2,940,000
   4,750 PT Inti Indorayon.....................    9.125  10/15/00    4,441,250
   3,250 Plastic Specialty & Technology Corp...   11.250  12/01/03    2,965,625
   5,350 Republic Engineered Steel, 1st Mtge. .    9.875  12/15/01    4,988,875
     500 Riverwood International Corp..........   10.375  06/30/04      550,625
   4,000 Riverwood International Corp..........   11.250  06/15/02    4,360,000
   5,100 S D Warren Co.........................   12.000  12/15/04    5,635,500
   3,750 Sherritt, Inc.........................   10.500  03/31/14    3,815,625
   1,450 Silgan Corp...........................   11.750  06/15/02    1,515,250
   5,000 Silgan Holdings, Inc., Step Bonds, to
         13.25% at 06/15/96....................    0.000  12/15/02    4,650,000
   2,000 Stone Container Corp..................   12.625  07/15/98    2,170,000
   3,000 Sweetheart Cup, Inc...................   10.500  09/01/03    2,895,000
   2,000 U.S. Can Co...........................   13.500  01/15/02    2,180,000
   1,600 UCAR Global Enterprises, Inc..........   12.000  01/15/05    1,792,000
  #2,500 United Stationers, Private Placement,
         purchased 04/26/95....................   12.750  05/01/05    2,625,000
                                                                   ------------
                                                                     94,509,759
                                                                   ------------

                                               See Notes to Financial Statements

                                August 31, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                               Coupon Maturity Market Value
-------------------------------------------------------------------------------
         TECHNOLOGY 5.7%
 $ 4,250 Computervision........................   11.375% 08/15/99 $  4,244,687
   3,600 Harman International Industries, Inc..   12.000  08/01/02    3,960,000
  #2,250 Intermedia Communications, each unit
         consists of a $1,000 face amount note
         and one warrant (expiring 06/01/00)
         Private Placement, purchased 05/25/95.   13.500  06/01/05    2,356,875
   3,100 MFS Communications Co., Inc., Step
         Bonds, to 9.375% at 01/15/04..........    0.000  01/15/04    2,294,000
   4,500 Mobile Telecom, Inc. .................   13.500  12/15/02    4,938,750
   2,750 SHL Systemhouse, Inc..................   12.250  09/01/01    2,770,625
   4,000 Tele-Communications, Inc..............    9.250  01/15/23    4,167,200
   4,258 Unisys Corp...........................   13.500  07/01/97    4,641,220
                                                                   ------------
                                                                     29,373,357
                                                                   ------------
         TRANSPORTATION 3.2%
   1,500 International Shipholding Corp........    9.000  07/01/03    1,462,500
   2,750 Sea Containers, Ltd...................    9.500  07/01/03    2,688,125
   1,000 Sea Containers, Ltd...................   12.500  12/01/04    1,085,000
   2,750 Sea Containers, Ltd...................   12.500  12/01/04    2,970,000
   1,500 Southern Pacific Rail Corp............    9.375  08/15/05    1,608,750
   4,500 Trism, Inc............................   10.750  12/15/00    4,500,000
     750 USAir, Inc............................    9.625  02/01/01      600,000
   1,250 USAir, Inc............................   10.000  07/01/03      987,500
     801 USAir, Inc., Pass Thru Certificate,
         Series 1989-A1........................    9.330  01/01/06      673,103
                                                                   ------------
                                                                     16,574,978
                                                                   ------------
         UTILITIES 1.6%
   2,500 California Energy.....................    9.875  06/30/03    2,525,000
   2,500 Paging Network Service................   10.125  08/01/07    2,525,000
   4,500 PanAmSat L.P., Step Bonds, to 11.375%
         at 08/01/98...........................    0.000  08/01/03    3,453,750
                                                                   ------------
                                                                      8,503,750
                                                                   ------------
         TOTAL CORPORATE OBLIGATIONS (Cost
         $450,945,204).........................                     457,038,960
                                                                   ------------
         FOREIGN GOVERNMENT OBLIGATIONS 2.4%
   4,214 Federative Republic of Brazil.........    4.000  04/15/14    2,091,124
   2,000 Federative Republic of Brazil.........    4.000  04/15/24      911,240
   2,850 Federative Republic of Brazil.........    6.688  01/01/01    2,358,375
   4,000 Republic of Poland....................    3.250  10/27/14    2,440,000
   3,000 Republic of Poland....................    7.125  10/27/24    2,278,110
   4,000 United Mexican States.................    6.250  12/31/19    2,405,000
                                                                   ------------
         TOTAL FOREIGN GOVERNMENT OBLIGATIONS
         (Cost $12,131,442)....................                      12,483,849
                                                                   ------------

                                               See Notes to Financial Statements

                                August 31, 1995

--------------------------------------------------------------------------------

 Number of
 Shares
 (000)     Description                            Coupon  Maturity Market Value
-------------------------------------------------------------------------------
           COMMON AND PREFERRED STOCK 2.0%
        22 Arcadian Corp Co......................................  $    411,072
      #*40 FF Holdings Corp, Private Placement, purchased
           10/06/92 and 01/13/94.................................        80,000
        *6 Finlay Enterprises, Inc...............................       113,994
         3 PanAmSat Corp, 12.75% Preferred, Payment-in-Kind......     2,844,270
        *3 Smitty's Supermarket, Class B.........................        18,750
      *221 Supermarkets General Holding, $3.52 Preferred,
           Payment-in-Kind.......................................     6,301,378
       *14 Thermadyne Holdings Corp..............................       245,106
      #*84 Triangle Wire & Cable, Inc., Private Placement,
           purchased 01/13/92....................................       337,780
                                                                   ------------
           TOTAL COMMON AND PREFERRED STOCK (Cost $9,558,877)....    10,352,350
                                                                   ------------
           WARRANTS 0.0%
        *3 Capital Gaming, expiring 02/01/99.....................            31
        *2 HDA Management Corp., expiring 12/15/98...............        10,925
        *4 Louisiana Casino, expiring 12/01/98...................        37,500
       #*1 Wright Medical Technology, Inc., expiring 06/30/03,
           Private Placement, purchased 06/14/93.................        67,941
                                                                   ------------
           TOTAL WARRANTS (Cost $106,424)........................       116,397
                                                                   ------------

 Par
 Amount
 (000)
 --------- SHORT-TERM INVESTMENTS 5.1%
           REPURCHASE AGREEMENT 2.7%
   $13,710 State Street Bank & Trust Co., dated
           8/31/95 (collateralized by U.S.
           Government obligations in a pooled
           cash account) repurchase proceeds
           $13,712,209..........................  5.800%  09/01/95   13,710,000
           U.S. GOVERNMENT OBLIGATIONS 2.4%
    12,471 Federal Home Loan Mortgage Corp......  5.588   10/12/95   12,390,396
                                                                   ------------
           TOTAL SHORT-TERM INVESTMENTS (Cost $26,100,396).......    26,100,396
                                                                   ------------
 TOTAL INVESTMENTS (Cost $498,842,343) 97.8%.....................   506,091,952
 OTHER ASSETS AND LIABILITIES, NET 2.2%..........................    11,374,439
                                                                   ------------
 NET ASSETS 100%.................................................  $517,466,391
                                                                   ------------

 *Non-income producing security.
**Zero coupon bond.
#See Note 1C.
+Security is in default and non-income producing. Valuation is based on infor-mation provided by brokers trading in this security.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 1995

--------------------------------------------------------------------------------

ASSETS
Investments, at market value (Cost $498,842,343)................  $ 506,091,952
Cash............................................................          2,976
Interest and dividends receivable...............................     11,010,022
Receivable for Fund shares sold.................................      2,766,876
Receivable for investments sold.................................      1,288,458
Other assets....................................................          7,376
                                                                  -------------
 TOTAL ASSETS...................................................    521,167,660
                                                                  -------------
LIABILITIES
Dividends payable...............................................      1,756,728
Payable for Fund shares redeemed................................      1,164,034
Due to Adviser..................................................        236,667
Due to Distributor..............................................        235,156
Due to shareholder service agent................................        107,500
Deferred Trustees' compensation.................................         65,783
Accrued expenses and other payables.............................        135,401
                                                                  -------------
 TOTAL LIABILITIES..............................................      3,701,269
                                                                  -------------
NET ASSETS, equivalent to $6.15 per share for Class A, $6.16 per share for Class B
 and $6.14 per share for Class C shares.........................  $ 517,466,391
                                                                  -------------
NET ASSETS WERE COMPRISED OF:
Shares of beneficial interest, at par; 66,992,038 Class A,
 14,581,401 Class B, and
 2,556,540 Class C shares outstanding...........................  $     841,300
Capital surplus.................................................    783,912,160
Accumulated net realized loss on securities.....................   (275,407,844)
Net unrealized appreciation of securities.......................      7,249,609
Undistributed net investment income.............................        871,166
                                                                  -------------
NET ASSETS......................................................  $ 517,466,391
                                                                  -------------

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                           Year Ended August 31, 1995

--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest..........................................................  $49,388,746
Dividends.........................................................       46,339
                                                                    -----------
 Investment income................................................   49,435,085
                                                                    -----------
EXPENSES
Management fees...................................................    2,650,114
Shareholder service agent's fees and expenses.....................    1,311,627
Accounting services...............................................      107,087
Service fees--Class A.............................................      780,919
Distribution and service fees--Class B............................      773,681
Distribution and service fees--Class C............................      133,271
Trustees' fees and expenses.......................................       20,861
Audit fees........................................................       38,300
Custodian fees....................................................       10,279
Legal fees........................................................       13,658
Reports to shareholders...........................................       83,011
State franchise taxes.............................................       66,295
Registration and filing fees......................................       85,564
Miscellaneous.....................................................       23,174
                                                                    -----------
 Total expenses...................................................    6,097,841
                                                                    -----------
NET INVESTMENT INCOME.............................................   43,337,244
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES
Net realized loss on securities...................................  (23,341,168)
Net unrealized appreciation of securities during the period.......   28,730,355
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES....................    5,389,187
                                                                    -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................  $48,726,431
                                                                    -----------

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------

                                                       Year Ended August 31
                                                    ----------------------------
                                                             1995           1994
---------------------------------------------------------------------------------
NET ASSETS, beginning of period...................  $ 448,357,715  $ 491,103,694
                                                    -------------  -------------
OPERATIONS
 Net investment income............................     43,337,244     43,286,631
 Net realized gain (loss) on securities...........    (23,341,168)    12,147,682
 Net unrealized appreciation (depreciation) of
 securities during the period.....................     28,730,355    (43,219,168)
                                                    -------------  -------------
 Increase in net assets resulting from operations.     48,726,431     12,215,145
                                                    -------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT
  INCOME
 Class A..........................................    (36,718,606)   (41,922,518)
 Class B..........................................     (6,737,098)    (5,284,881)
 Class C..........................................     (1,165,362)      (784,158)
                                                    -------------  -------------
                                                      (44,621,066)   (47,991,557)
                                                    -------------  -------------
NET EQUALIZATION CREDITS..........................            --           5,389
                                                    -------------  -------------
CAPITAL TRANSACTIONS
 Proceeds from shares sold
 Class A..........................................     98,814,673    135,925,898
 Class B..........................................     36,865,960     57,873,861
 Class C..........................................      6,641,834     16,675,131
                                                    -------------  -------------
                                                      142,322,467    210,474,890
                                                    -------------  -------------
 Proceeds from shares issued for distributions
 reinvested
 Class A..........................................     22,048,994     23,629,016
 Class B..........................................      3,266,577      2,576,495
 Class C..........................................        707,612        504,457
                                                    -------------  -------------
                                                       26,023,183     26,709,968
                                                    -------------  -------------
 Cost of shares redeemed
 Class A..........................................    (76,453,840)  (218,294,071)
 Class B..........................................    (21,944,541)   (21,997,246)
 Class C..........................................     (4,943,958)    (3,868,497)
                                                    -------------  -------------
                                                     (103,342,339)  (244,159,814)
                                                    -------------  -------------
  Increase (decrease) in net assets resulting from
   capital transactions...........................     65,003,311     (6,974,956)
                                                    -------------  -------------
INCREASE (DECREASE) IN NET ASSETS.................     69,108,676    (42,745,979)
                                                    -------------  -------------
NET ASSETS, end of period (including undistributed
  net investment income of $871,166 and $757,130).  $ 517,466,391  $ 448,357,715
                                                    -------------  -------------

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                                     Class A
                                        --------------------------------------
                                               Year Ended August 31
                                        --------------------------------------
                                          1995    1994    1993    1992    1991
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period...  $6.12   $6.61   $6.40   $5.71   $5.78
                                        ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS
 Investment income.....................    .62     .71     .71     .79     .86
 Expenses..............................   (.07)   (.08)   (.07)  (.065)   (.06)
                                        ------  ------  ------  ------  ------
Net investment income..................    .55     .63     .64    .725     .80
Net realized and unrealized gain or
loss on securities.....................  .0515    (.47)    .27   .6775   (.055)
                                        ------  ------  ------  ------  ------
Total from investment operations.......  .6015     .16     .91  1.4025    .745
                                        ------  ------  ------  ------  ------
DISTRIBUTIONS FROM NET INVESTMENT
INCOME................................. (.5715)   (.65)   (.70) (.7125)  (.815)
                                        ------  ------  ------  ------  ------
Net asset value, end of period.........  $6.15   $6.12   $6.61   $6.40   $5.71
                                        ------  ------  ------  ------  ------
TOTAL RETURN (/1/).....................  10.48%   2.34%  15.20%  25.82%  15.66%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of the period
(millions)............................. $411.9  $364.2  $452.4  $435.1  $341.9
Average net assets (millions).......... $386.8  $419.8  $426.8  $390.7  $298.2
Ratios to average net assets
 Expenses..............................   1.12%   1.10%   1.09%   1.05%   1.06%
 Net investment income.................   9.23%   9.03%  10.10%  11.77%  15.20%
Portfolio turnover rate................     49%     66%     75%     73%    114%

(1) Total return does not consider the effect of sales charges.

                                               See Notes to Financial Statements

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                                        Class B
                                           ------------------------------------
                                                                        July 2,
                                                                      1992(/1/)
                                            Year Ended August 31        through
                                           ------------------------  August 31,
                                             1995   1994  1993(/2/)   1992(/2/)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period......  $6.14  $6.63      $6.41       $6.33
                                           ------  -----      -----       -----
INCOME FROM INVESTMENT OPERATIONS
 Investment income........................    .63    .71        .70         .11
 Expenses.................................   (.12)  (.13)      (.12)       (.02)
                                           ------  -----      -----       -----
Net investment income.....................    .51    .58        .58         .09
Net realized and unrealized gain or loss
 on securities............................  .0335  (.468)      .292        .097
                                           ------  -----      -----       -----
Total from investment operations..........  .5435   .112       .872        .187
                                           ------  -----      -----       -----
DISTRIBUTIONS FROM NET INVESTMENT INCOME.. (.5235) (.602)     (.652)      (.107)
                                           ------  -----      -----       -----
Net asset value, end of period............  $6.16  $6.14      $6.63       $6.41
                                           ------  -----      -----       -----
TOTAL RETURN (/3/)........................   9.41%  1.59%     14.49%       2.97%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of the period (millions)..  $89.9  $71.0      $37.7        $3.1
Average net assets (millions).............  $77.4  $56.8      $18.0        $1.1
Ratios to average net assets (annualized)
 Expenses.................................   1.93%  1.90%      1.90%       2.08%
 Net investment income....................   8.42%  8.25%      9.10%      10.30%
Portfolio turnover rate...................     49%    66%        75%         73%

(1) Commencement of offering of sales
(2) Based on average month-end shares outstanding
(3) Total return for periods of less than one full year are not annualized. Total return does not consider the effect of sales charges.

                                               See Notes to Financial Statements

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                                             Class C
                                                   -----------------------------
                                                                         July 6,
                                                         Year Ended    1993(/1/)
                                                          August 31      through
                                                   -----------------  August 31,
                                                     1995  1994(/2/)   1993(/2/)
---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period.............   $6.11      $6.61       $6.63
                                                   ------      -----      ------
INCOME FROM INVESTMENT OPERATIONS
 Investment income...............................     .63        .65         .08
 Expenses........................................    (.12)      (.12)       (.02)
                                                   ------      -----      ------
Net investment income............................     .51        .53         .06
Net realized and unrealized gain or loss on secu-
 rities..........................................   .0435      (.428)      .0195
                                                   ------      -----      ------
Total from investment operations.................   .5535       .102       .0795
                                                   ------      -----      ------
DISTRIBUTIONS FROM NET INVESTMENT INCOME.........  (.5235)     (.602)     (.0995)
                                                   ------      -----      ------
Net asset value, end of period...................   $6.14      $6.11       $6.61
                                                   ------      -----      ------
TOTAL RETURN (/3/)...............................    9.63%      1.43%       1.20%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of the period (millions).........   $15.7      $13.2        $1.0
Average net assets (millions)....................   $13.3       $8.4        $0.3
Ratios to average net assets (annualized)
 Expenses........................................    1.93%      1.91%       2.34%
 Net investment income...........................    8.42%      8.25%       8.05%
Portfolio turnover rate..........................      49%        66%         75%

(1) Commencement of offering of sales
(2) Based on average month-end shares outstanding
(3) Total return for periods of less than one full year are not annualized. Total return does not consider the effect of sales charges.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS


-------------------------------------------------------------------------------
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital High Income Corporate Bond Fund (the "Fund", for-merly American Capital High Yield Investments, Inc.) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end manage-ment investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. INVESTMENT VALUATIONS-Securities actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the most recently quoted bid price. Se-curities and options for which the primary market is on an exchange or NASDAQ are valued at the last reported sale price, or if no sale is reported at the last reported bid price. If no sale or bid price is reported, securities are valued at the most recent sale price. Private placements are valued at fair value under a method approved by the Board of Trustees.
  Short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term invest-ments with a maturity of more than 60 days when purchased are valued based on market quotations, until the remaining days to maturity becomes less than 61 days. From such time, until maturity, the investments are valued at amortized cost.
  Fund investments include lower rated debt securities which may be more sus-ceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. At the end of the period, debt securities rated below investment grade and comparable unrated securities represented approximately 90% of the investment portfolio.

B. REPURCHASE AGREEMENTS-A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may in-vest independently in repurchase agreements, or transfer uninvested cash bal-ances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer in the account of the custodian bank. The seller is re-quired to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

-------------------------------------------------------------------------------

C. PRIVATE PLACEMENTS-The Fund owns securities purchased in private placement transactions, which have not been registered under the Securities Act of 1933. Such securities generally may be resold only in a privately negotiated trans-action with a limited number of purchasers or in a public offering after they have been registered under the Securities Act of 1933. The issuers of pri-vately placed debt securities held by the Fund generally have agreed to regis-ter the securities within specified time periods or increase the interest paid on such securities.
  At the end of the period, private placement securities comprised 2.4% of the Fund's net assets with an aggregated market value and cost of $12,437,596 and $13,924,760, respectively. The Fund may not invest more than 15% of its net assets (determined at the time of purchase) in private placements and other illiquid securities.

D. FEDERAL INCOME TAXES-No provision for federal income taxes is required be-cause the Fund has elected to be taxed as a "regulated investment company" un-der the Internal Revenue Code and intends to maintain this qualification by annually distributing all of its taxable net investment income and taxable net realized gains to its shareholders. It is anticipated that no distributions of capital gains will be made until tax basis capital loss carryforwards expire or are offset by net realized capital gains.
  The net realized capital loss carryforward for federal income tax purposes of approximately $259 million at the end of the period may be utilized to off-set future gains until expiration in 1997 through 2003. Additionally, approxi-mately $16.4 million of post October losses are deferred for federal income tax purposes to the 1996 fiscal year.

E. INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME-Investment transac-tions are accounted for on the trade date. Realized gains and losses on in-vestments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Issuers of Payment-in-Kind (PIK) securities may make dividend or interest payments by is-suing additional stocks or bonds in lieu of cash payments.

F. DIVIDENDS AND DISTRIBUTIONS-Dividends and distributions to shareholders are recorded on the record date. The Fund distributes tax basis earnings in accor-dance with the minimum distribution requirements of the Internal Revenue Code, which may differ from generally accepted accounting principles. Such dividends or distributions may exceed financial statement earnings.

G. DEBT DISCOUNT AND PREMIUM-The Fund accounts for discounts and premiums on the same basis as is used for federal income tax reporting. Accordingly, orig-inal issue discounts

--------------------------------------------------------------------------------
on debt securities purchased are amortized over the life of the security. Pre-miums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

H. EQUALIZATION-At September 1, 1994, the Fund discontinued the accounting practice of equalization, which it had used since its inception. Equalization is a practice whereby a portion of the proceeds from sales and costs of redemp-tions of Fund shares, equivalent on a per-share basis to the amount of the un-distributed net investment income, is charged or credited to undistributed net investment income.
  The balance of equalization included in undistributed net investment income at the date of change, $283,821, was reclassified to capital surplus. Such re-classification had no effect on net assets, results of operations, or net asset value per share of the Fund.

NOTE 2--MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Adviser serves as investment manager of the Fund. Management fees are paid monthly, based on the average daily net assets of the Fund at an annual rate of
 .625% of the first $150 million, .55% of the next $150 million, and .50% of the amount in excess of $300 million.
  Accounting services include the salaries and overhead expenses of the Fund's Treasurer and the personnel operating under his direction. Charges are allo-cated among investment companies advised by the Adviser. For the period, these charges included $13,056 as the Fund's share of the employee costs attributable to the Fund's accounting officers. A portion of the accounting services expense was paid to the Adviser in reimbursement of personnel, facilities and equipment costs attributable to the provision of accounting services to the Fund. The services provided by the Adviser are at cost.
  ACCESS Investor Services, Inc., an affiliate of the Adviser, serves as the Fund's shareholder service agent. These services are provided at cost plus a profit. For the period, the fees for such services were $1,107,232.
  The Fund has been advised that Van Kampen American Capital Distributors, Inc. (the "Distributor") and Advantage Capital Corp. (the "Retail Dealer"), both af-filiates of the Adviser, received $78,370 and $149,907 respectively, as their portion of the commissions charged on sales of Fund shares during the period.
  Under the Distribution Plans, each class of shares pays up to .25% per annum of its average net assets to reimburse the Distributor for expenses and service fees incurred. Class B and Class C shares pay an additional fee of up to .75% per annum of their average daily net assets to reimburse the Distributor for its distribution costs. Actual distribution expenses incurred by the Distribu-tor for Class B and Class C shares may exceed the amounts reimbursed to the Distributor by the Fund. At the end of the period, the unreimbursed expenses

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incurred by the Distributor under the Class B and Class C plans aggregated ap-proximately $2.4 million and $156,000, respectively, and may be carried for-ward and reimbursed through either the collection of the contingent deferred sales charges from share redemptions or, subject to the annual renewal of the plans, future Fund reimbursements of distribution fees.
  Legal fees of $13,632 were for services rendered by O'Melveny & Myers, coun-sel for the Fund. Lawrence J. Sheehan, of counsel to that firm, is a trustee of the Fund.
  Certain officers and trustees of the Fund are officers and trustees of the Adviser, the Distributor, the Retail Dealer and the shareholder service agent.

NOTE 3--INVESTMENT ACTIVITY
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments, were $273,970,667 and $218,310,345, respectively.
  For federal income tax purposes, the identified cost of investments owned at the end of the period was $498,926,972. Net unrealized appreciation of invest-ments aggregated $7,164,980, gross unrealized appreciation of investments ag-gregated $20,419,111, and gross unrealized depreciation of investments aggregated $13,254,131.

NOTE 4--TRUSTEE COMPENSATION
Trustees who are not affiliated with the Adviser are compensated by the Fund at the annual rate of $1,420 plus a fee of $35 per day for Board and Committee meetings attended. The Chairman receives additional fees from the Fund at the annual rate of $530. During the period, such fees aggregated $18,226.
  The trustees may participate in a voluntary Deferred Compensation Plan (the "Plan"). The Plan is not funded and obligations under the Plan will be paid solely out of the Fund's general accounts. The Fund will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. Each trustee covered under the Plan elects to be credited with an earnings component on amounts deferred equal to the income earned by the Fund on its short-term investments or equal to the total return of the Fund.

NOTE 5--CAPITAL
The Fund offers three classes of shares at their respective net asset values per share, plus a sales charge which is imposed either at the time of purchase (the Class A shares) or at the time of redemption on a contingent deferred ba-sis (the Class B and Class C shares). All classes of shares have the same rights, except that Class B and Class C shares bear the cost of distribution fees and certain other class specific expenses. Realized and unrealized gains or losses, investment income, and expenses (other than class specific ex-penses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

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Class B and Class C shares automatically convert to Class A shares six years and ten years after purchase, respectively, subject to certain conditions.
  The Fund has an unlimited number of shares of each class of $.01 par value beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                        Year Ended August 31
                                                       ------------------------
                                                              1995         1994
--------------------------------------------------------------------------------
Shares sold
 Class A..............................................  16,572,778   21,000,805
 Class B..............................................   6,107,591    8,862,056
 Class C..............................................   1,098,850    2,547,363
                                                       -----------  -----------
                                                        23,779,219   32,410,224
                                                       -----------  -----------
Shares issued for distributions invested
 Class A..............................................   3,668,661    3,647,442
 Class B..............................................     542,047      400,994
 Class C..............................................     117,949       79,079
                                                       -----------  -----------
                                                         4,328,657    4,127,515
                                                       -----------  -----------
Shares redeemed
 Class A.............................................. (12,716,368) (33,625,821)
 Class B..............................................  (3,633,222)  (3,395,061)
 Class C..............................................    (823,734)    (608,555)
                                                       -----------  -----------
                                                       (17,173,324) (37,629,437)
                                                       -----------  -----------
 Increase (decrease) in Fund shares outstanding.......  10,934,552   (1,091,698)
                                                       -----------  -----------

NOTE 6--FUND REORGANIZATION
On July 21, 1995, the shareholders approved the reorganization of the Fund to a Delaware Business Trust and the election of fourteen trustees. On August 5, 1995, the reorganization became effective.

NOTE 7--SUBSEQUENT DIVIDEND
The Board of Trustees of the Fund declared dividends from net investment in-come of $.049 per share for Class A, and $.045 per share for Class B and Class C shares, payable October 13, 1995 to shareholders of record on September 29, 1995.

                       REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL HIGH INCOME CORPORATE BOND FUND

In our opinion, the accompanying statement of assets and liabilities, includ-ing the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital High Income Corporate Bond Fund at August 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter re-ferred to as "financial statements") are the responsibility of the Fund's man-agement; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which re-quire that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and dis-closures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall fi-nancial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1995 by correspondence with the cus-todian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Houston, Texas
October 13, 1995

               FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND INTERNATIONAL
 Global Equity Fund
 Global Government Securities Fund
 Global Managed Assets Fund
 Short-Term Global Income Fund
 Strategic Income Fund

EQUITY
Growth
 Emerging Growth Fund
 Enterprise Fund
 Pace Fund
Growth & Income
 Balanced Fund
 Comstock Fund
 Equity Income Fund
 Growth and Income Fund
 Harbor Fund
 Real Estate Securities Fund
 Utility Fund

FIXED INCOME
 Corporate Bond Fund
 Government Securities Fund
 High Income Corporate Bond Fund
 High Yield Fund
 Limited Maturity Government Fund
 Prime Rate Income Trust
 Reserve Fund
 U.S. Government Fund
 U.S. Government Trust for Income

TAX-FREE
 California Insured Tax Free Fund
 Florida Insured Tax Free Income Fund
 High Yield Municipal Fund
 Insured Tax Free Income Fund
 Limited Term Municipal Income Fund
 Municipal Income Fund
 New Jersey Tax Free Income Fund
 New York Tax Free Income Fund
 Pennsylvania Tax Free Income Fund
 Tax Free High Income Fund
 Tax Free Money Fund
 Texas Tax Free Income Fund

THE GOVETT FUNDS
 Emerging Markets Fund
 Global Income Fund
 International Equity Fund
 Latin America Fund
 Pacific Strategy Fund
 Smaller Companies Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

          VAN KAMPEN AMERICAN CAPITAL HIGH INCOME CORPORATE BOND FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
PHILIP P. GAUGHAN
LINDA H. HEAGY
ROGER HILSMAN
R. CRAIG KENNEDY
DONALD C. MILLER
JACK E. NELSON
DON G. POWELL
DAVID REES
JEROME L. ROBINSON
LAWRENCE J. SHEEHAN
FERNANDO SISTO*
WAYNE W. WHALEN
WILLIAM S. WOODSIDE
*Chairman of the Board

OFFICERS
DON G. POWELL
President

CURTIS W. MORELL
Vice President and Treasurer

ELLIS S. BIGELOW
DENNIS J. MCDONNELL
RONALD A. NYBERG
ROBERT C. PECK, JR.
PAUL R. WOLKENBERG
Vice Presidents

TANYA M. LODEN
Vice President and Controller

NORI L. GABERT
Vice President and Secretary

J. DAVID WISE
Vice President and Assistant Secretary

PERRY F. FARRELL
M. ROBERT SULLIVAN
Assistant Treasurers

HUEY P. FALGOUT, JR.
Assistant Secretary

INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC.
2800 Post Oak Blvd. Houston, Texas 77056

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview PlazaOakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICE AGENT

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256 Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK AND TRUST CO.
225 Franklin Street Boston, Massachusetts 02110

COUNSEL

O'MELVENY & MYERS
400 South Hope Street Los Angeles, California 90071

INDEPENDENT ACCOUNTANTS

PRICE WATERHOUSE LLP
1201 LouisianaHouston, Texas 77002

(C) Van Kampen American Capital Distributors, Inc., 1995
 All rights reserved.

(SM) denotes a service mark of
 Van Kampen Armerican Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors un-less it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. If used for distributions to prospec-tive investors after 12/31/95, this annual report must be accompanied by an Van Kampen American Capital High Income Corporate Bond performance data update for the most recent quarter.

          VAN KAMPEN AMERICAN CAPITAL HIGH INCOME CORPORATE BOND FUND


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          VAN KAMPEN AMERICAN CAPITAL HIGH INCOME CORPORATE BOND FUND


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